UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

SCHARF FUNDS

Scharf Fund – LOGIX

Scharf Balanced Opportunity Fund – LOGOX

ANNUAL REPORT
September 30, 2013

Scharf Investments, LLC

SCHARF FUNDS

TABLE OF CONTENTS

To Our Shareholders	1

Investment Highlights	8

Expense Examples	11

Sector Allocation of Portfolio Assets	13

Schedule of Investments	15

Statements of Assets and Liabilities	22

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	28

Report of Independent Registered Public Accounting Firm	41

Notice to Shareholders	42

Information about Trustees and Officers	43

Householding	45

Privacy Notice	46

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TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2013
THE SCHARF BALANCED OPPORTUNITY FUND			Since Inception
		6 Months	12/31/2012
Scharf Balanced Opportunity Fund		7.74%	13.17%
Lipper Balanced Funds Index (with dividends reinvested)		4.70%	10.35%
Barclays U.S. Aggregate Bond Index		-1.77%	-1.89%
S&P 500® Index (with dividends reinvested)		8.31%	19.79%

THE SCHARF FUND	6 Months	One Year	Since Inception
			12/30/2011
Cumulative:
Scharf Fund	10.83%	18.55%	35.69%
S&P 500® Index (with dividends reinvested)	8.31%	19.34%	38.97%

Annualized:
Scharf Fund		18.55%	19.01%
S&P 500® Index (with dividends reinvested)		19.34%	20.64%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.  The Gross Expense ratios for the Scharf and Balanced Opportunity Funds are 1.91% and 2.57%, respectively.  The net expense ratios for the Scharf and Balanced Opportunity Funds are 1.28% and 1.20%, respectively, after fee waivers and expense reimbursements. The Adviser has contractually agreed to waive fees through 1/27/14.  The Scharf and Balanced Opportunity Funds charge a 2% redemption fee on redemptions or exchanges of fund shares that are made within 60 and 15 days of purchase, respectively.  Had a fee been included, returns would be lower.

Dear Fellow Shareholders,

Since its inception on 12/31/12, the Scharf Balanced Opportunity Fund returned 13.17% compared to the 10.35% return for the Lipper Balanced Fund Index.  The key contributors to relative performance for the period were NCR Corp., Baidu Inc., Vodafone Group PLC, and American International Group.   The key detractors from relative performance were Cash Holdings, Barrick Gold Corp., Apple Inc., and Market Vectors Gold Miners ETF.

The Scharf Fund returned 18.55% compared to the 19.34% for the S&P 500® Index for the fiscal period ending September 30, 2013.  The key contributors to relative performance for the period were NCR Corp., Baidu Inc., Halliburton Corp., and

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Mckesson Corp.  The key detractors from relative performance were Barrick Gold Corp., Apple Inc., Cash Holdings, and Market Vectors Gold Miners ETF.

Our average cash position of roughly 11% continued to be a drag on overall returns while our global exposure (roughly 25% of the portfolio is in non-U.S. domiciled companies) has been a headwind this year.  While the S&P 500 continues to be one of the best performing global markets this year, we continue to believe large global companies offer compelling values.  For example, the MSCI All-Cap World Ex-U.S. Index, a global index comprised of non-US companies, is 33% cheaper than the S&P 500 based on book value and 16% cheaper based on operating earnings.  It also has a dividend yield of 3% compared to only 2% for the S&P 500.

   Sources: Bloomberg, MSCI, S&P – Data as of October 31, 2013
* Price-to-Earnings metrics use forward estimates of operating earnings over the next twelve months

MARKET COMMENTARY

Improving Economy Ahead?:  While we require more data to determine whether the economy is on a path to sustainable recovery, recent signs have been encouraging.  The October jobs report was stronger than expected and home prices jumped 10.7% year over year representing the most rapid pace since mid-2011.  Furthermore, the recent Institute for Supply Management (ISM) report as of October 2013 showed 78% of industries with positive growth compared to less than 44% a year ago.  The Purchasing Managers Index (PMI) has also been above 50 (where anything above 50 represents growth) for five consecutive months.

These positive developments led investors to begin the process of normalizing interest rates in the second quarter.  Periods with rising rates have typically been associated with positive future equity returns driven by improved economic growth.  This economic growth has tended to benefit cyclical sectors more than defensive ones.  To better position the portfolio to potentially take advantage of this situation, we increased exposure to more economically sensitive areas and reduced exposure to more defensive areas such as Consumer Staples.

Two sectors that we believe are well positioned for an improved economy are Energy and Technology.  Stronger economic activity should support higher energy prices while rising wages and higher borrowing costs will likely increase demand for

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technology products that enhance productivity.  Despite these positives, these sectors have recently been out of favor with investors and appear to trade at attractive valuations.  As such, we have added exposure to both sectors which now represent slightly over 40% of our equity holdings in the portfolios.

The Taper That Wasn’t (Yet):  Although higher rates are often a result of better economic growth, much of the recent increase can be attributed to anticipation of the Federal Reserve “tapering” its Quantitative Easing policy.  To the extent that rising rates are unrelated to faster economic growth, the impact on investors will be negative.  In fact, we estimate that lower interest rates accounted for roughly a quarter of the margin expansion of non-financial companies in the S&P from 1990 to today.  If rates were to normalize back to historical levels, interest expense would likely rise, earnings may fall and valuations for many stocks would probably look less attractive.

Companies with less debt and positive cash balances will perform better in a rising-rate environment.  For example, Apple has over $140 billion of cash and investments on its balance sheet.  A 200 basis point increase on interest earned would result in roughly a 120 basis point increase in net margins and a 5% increase in earnings.  Conversely, a company with more debt than cash would experience a decline in both net margins and earnings as rates increase.  We have intentionally constructed a portfolio with less leverage than the S&P 500.  In fact, our companies have more cash and marketable securities than debt.  Holding everything else constant, as interest rates increase, we estimate that overall earnings of our portfolio have the potential to rise while S&P 500 earnings could potentially fall.

Market Averages Less Rewarding Going Forward:  Stock market returns display a great deal of randomness in the short term, but over longer periods (i.e. 5-10 years), returns may be determined by earnings growth and changes in valuations.  Profit margins for companies in the S&P 500 are currently twice their historical average.  We believe this will constrain future earnings growth as margins may revert toward historical levels.  As earnings growth slows, valuation becomes an even more important component of future returns.

Unfortunately, potential gains from valuation expansion are diminishing.  Over the past few years, the S&P 500 price to earnings ratio has risen from a low of around 12 times forward 12-month earnings to its current level of approximately 15 times which is above its 10-year average.  If profit margins were at average levels, valuations would be even higher.  For example, as of November 2013 the Shiller P/E10, a multiple of 10-year average inflation-adjusted earnings which partially adjusts for margin expansion, is now more than 40% above its long-run average.

Another sign that investors may curb their enthusiasm for the market averages is the Value Line 5-year median appreciation potential.  The chart below shows that this figure is near its 33-year low.  When the appreciation potential has reached this level in the past, price returns over the subsequent five years have averaged only 8% (or 1.5% per year).

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*Source: Value Line March 1980 – November 2013

Compelling Investment Opportunities Still Exist:  With the S&P 500 up over 150% since the 2009 lows, investors need to be very selective regarding both the valuation they pay and a company’s earnings prospects.  By maintaining a flexible yet disciplined investment philosophy, we believe we have discovered our share of compelling opportunities within a fully valued market.  The median company in our portfolio trades at approximately 14 times 2014 estimated earnings with over 11% annualized earnings growth over the past five years.  This compares to the S&P 500 which trades at around 15 times 2014 earnings with approximately 8% annualized earnings growth over the past five years. Our calculations indicate that the median company in our portfolio which offers over 50% upside to its median high P/E with limited downside to its median low P/E while the S&P 500 offers only 6% upside to its median high P/E with more downside to its median low P/E.  Thus, while we believe the market could deliver unspectacular returns over the next five years, we feel good about our portfolio’s potential to deliver adequate returns.

CONGRATULATIONS TO PROFESSOR YELLEN

On October 9, 2013, President Barack Obama nominated Janet Yellen to head the U.S. Federal Reserve.  If confirmed by the Senate, she would be the first woman to lead the central bank for the world’s largest economy.  Mrs. Yellen arguably will have her hands full.  Five years after the bankruptcy of Lehman Brothers, U.S. economic policy is anything but normal.  Short-term interest rates remain at zero even as inflation runs steadily in the 1-2% range.  The Federal Reserve Board continues its unprecedented policy actions with Quantitative Easing, now in its third iteration, holding down longer-term interest rates as the Fed buys $85 billion a month of Treasury and mortgage-backed securities.  As a result, the Fed’s balance sheet is nearing $4 trillion even as the unemployment rate remains stubbornly above 7%.

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The reckless no-money-down real estate lending that led to the housing bubble has been transferred to the almost-no-money-down lending of the Federal Housing Administration.  Between the FHA, Fannie Mae and Freddie Mac, the federal government participates in roughly 85% of the mortgage market.  Meanwhile, Washington has become ever more ineffective as evidenced by the recent Federal government shutdown.  The current toxic environment in Washington will likely make Mrs. Yellen’s confirmation tougher than it should be.

On a personal note, I had the pleasure of being both a student of and working for Mrs. Yellen as a graduate student instructor at the Haas School of Business.  I find her to be a very intelligent, humble, and passionate economist.  Her likeability factor is also high.  While she did not predict the crisis, she warned about a housing bubble as early as 2005 when few other economists had yet noticed.  This leads me to believe she will be more pragmatic than many believe and she may surprise people with her ability to change course when the data points that way.

These are all qualities she will need in order to navigate what will surely be a very tough political and economic environment.  For her first task, Mrs. Yellen may have to decide when to begin “tapering” (and hopefully eventually ending) Quantitative Easing.  In doing so, she may have to be more careful than her predecessor in communicating with investors.  The unwinding of one of the greatest monetary experiments of all time will be no small feat.  Her ability to manage expectations will be essential if the Fed is to succeed.  The end of Quantitative Easing will undoubtedly cause disruptions in worldwide markets as investors reacquaint themselves to a world without a government safety net.  Careful communication from the Fed could help to limit the inevitable volatility.

Finally, despite her dovish reputation, it is imperative that she assert her determination to control inflation.  Credibility will be essential.  If markets lose faith in the Fed, she could ultimately lose her ability to keep inflation in check without an aggressive policy response regardless of the economic circumstances.  The result of this could be disastrous as a loss of confidence in the U.S. dollar would lead to permanently higher real interest rates and lower economic growth.

In conclusion, we offer our congratulations to Mrs. Yellen.  Her road ahead will not be an easy one, but let us all hope she is successful nonetheless.  For her failure will be our failure and one that will be felt by future generations to come.

INVESTMENT STRATEGY

While we are always mindful of how economic conditions and current events impact companies, macroeconomic forecasts are not the primary consideration in our decision-making process.  We focus the bulk of our energies on fundamental research and independent company analysis to identify securities which we believe are trading at significant discounts to fair value.  We use a bottom-up, valuation-oriented strategy because stocks with low valuation ratios have often outperformed stocks with higher

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valuation ratios over the long term.  By purchasing securities when they are at a discount to fair value, we also hope to mitigate downside risk.  In addition, the firm maintains a limited number of portfolios, favoring quality over quantity.  We focus only on our best ideas as we believe owning too many stocks is counterproductive to enhancing risk/reward.  Finally, we are style box agnostic and search for compelling investments in companies large and small, foreign and domestic.  To that end, we are optimistic about the current portfolio and believe the Funds are well positioned for long-term investors.

As an example, one of our investments, Allergan, has two market-leading franchises, a long history of revenue and earnings growth, and substantial free cash flow.  The company may be best known for consumers’ use of its market-leading botulinum toxin, Botox.  However, while cosmetic Botox treatments enjoy strong brand loyalty and high single-digit growth, therapeutic applications for Botox are a larger and faster-growing business for Allergan.  The company also has a large and stable presence in ophthalmics.  An unfavorable FDA decision earlier this year provided us with an attractive share price at which to enter our position.  Allergan has experienced nearly 15% annualized earnings growth over the past ten years yet trades near its median low price-to-earnings ratio with over 50% upside to its median high price-to-earnings ratio.  With over 16% of sales going to drug discovery and development, we believe the company is well positioned to continue to deliver solid earnings growth in the future.

IN CLOSING

For nearly 30 years, Scharf Investments has operated as an independent employee-owned firm dedicated to providing the highest quality investment management services.  During this time, the Firm has established a track record based on a disciplined investment approach.   That approach continues today with the Scharf Fund and the Scharf Balanced Opportunity Fund.

One of our core beliefs has always been that our personal interests should be aligned with those of our clients.  As such, every member of our investment committee is invested alongside our clients.  On a personal level, as the first and one of the largest shareholders in both Funds, my family also has a significant interest in the Funds’ success.  As a shareholder, I hope you take comfort in the knowledge that having our own money invested alongside yours will be a powerful motivator to sharpen our focus and avoid excessive risk taking.

We thank you for the trust and confidence you have placed in us.  We welcome your comments and questions.

Brian Krawez
President and Portfolio Manager

SCHARF FUNDS

Mutual fund investing involves risk.  Principal loss is possible.  The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund.  Therefore, the Funds are more exposed to volatility than a diversified fund.  The Funds may invest in securities representing equity or debt.  These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods.  These risks are greater for emerging markets. The Funds may invest in ETFs or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund.  The Funds follows an investment style that favors relatively low valuations.  Investment in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

EPS Growth is not a measure of the Fund’s future performance.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

MSCI World All Cap ex US Index is a broad measure of stock performance throughout the world, with the exception of US based companies.

Earning Per Share Growth (EPS Growth) is the growth of the portion of a company’s profits allocated to each outstanding share over time.

The Institute for Supply Management (ISM) is a non-profit organization that serves professionals, who are employed in the supply management profession.  ISM polls its members about factors affecting their business, compiling this information in reports, such as the Purchasing Managers Index (PMI).

The Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

Value Line 5 year Median App Potential is an estimate that Value Line publishes for the median price appreciation potential of all 1,700 stocks covered in the hypothesized environment three to five years hence.

Price to Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings.  Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Price to Book Value is the ratio of the company’s current price divided by the latest quarter’s book value per share.

A basis point equals 0.01%.

Free Cash Flow is measure of financial performance calculated as operating cash flow minus capital expenditures.

The information provided herein represents the opinion of the Funds manager is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

The Scharf Funds are distributed by Quasar Distributors, LLC.

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Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Fund vs. the S&P 500® Index.

Average Annual Total Return for the Period Ended 9/30/2013:

	1 Year	Since Inception1
Scharf Fund	18.55%	19.01%
S&P 500® Index	19.34%	20.64%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares.  The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

1	The Fund commenced operations on December 30, 2011.

SCHARF BALANCED OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Balanced Opportunity Fund vs. the S&P 500® Index,
the Lipper Balanced Funds Index, and the Barclays U.S. Aggregate Bond Index.

Cumulative Total Return for the Period Ended 9/30/2013:

Since Inception1
Scharf Balanced Opportunity Fund	13.17%
S&P 500® Index	19.79%
Lipper Balanced Funds Index	10.35%
Barclays U.S. Aggregate Bond Index	-1.89%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares.  The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

SCHARF BALANCED OPPORTUNITY FUND

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

The Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

1	The Fund commenced operations on December 31, 2012.

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EXPENSE EXAMPLES at September 30, 2013 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund and the Scharf Balanced Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The  Example is based on an investment of $1,000 invested in each Fund at the beginning of the period and held for the entire period (4/1/13-9/30/13).

Actual Expenses
The first line of the tables below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.25% of the Scharf Fund and 1.20% of the Scharf Balanced Opportunity Fund per the operating expenses limitation agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

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EXPENSE EXAMPLES at September 30, 2013 (Unaudited), Continued

Scharf Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/13	9/30/13	4/1/13 – 9/30/13
Actual	$1,000.00	$1,108.30	$6.61
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.80	$6.33

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Scharf Balanced Opportunity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/13	9/30/13	4/1/13 – 9/30/13
Actual	$1,000.00	$1,077.40	$6.25
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.05	$6.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF BALANCED OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares	COMMON STOCKS – 85.78%	Value

	Aerospace and Defense – 2.36%
14,628	Lockheed Martin Corp.	$1,865,801

	Automotive Parts and Accessories – Retail – 3.48%
33,310	Advance Auto Parts, Inc.	2,754,071

	Computer and Electronic
	Product Manufacturing – 14.46%
8,435	Apple, Inc.	4,021,386
83,185	NCR Corp. (a)	3,294,958
6,450	Samsung Electronics Co., Ltd. (c)	4,115,100
		11,431,444

	Conglomerates – 2.06%
14,307	Berkshire Hathaway, Inc. – Class B (a)	1,623,988

	Direct Health and Medical
	Insurance Carriers – 2.95%
25,000	Aflac, Inc.	1,549,750
1,510	Markel Corp. (a)	781,833
		2,331,583

	Drug Distribution – Wholesale – 2.71%
16,681	McKesson Corp.	2,140,172

	Drug Stores – 3.88%
54,069	CVS Caremark Corp.	3,068,416

	General Merchandise Stores – 3.79%
53,125	Dollar General Corp. (a)	2,999,437

	Internet Media – 2.54%
12,930	Baidu, Inc. – ADR (a)	2,006,477

	Oil and Gas Support Services – 10.02%
35,223	Apache Corp.	2,998,886
68,637	Halliburton Co.	3,304,872
15,684	Oil States International, Inc. (a)	1,622,667
		7,926,425

	Petroleum Refining – 5.26%
17,483	Chevron Corp.	2,124,184
35,116	Total SA – ADR	2,033,919
		4,158,103

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Shares		Value

	Pharmaceutical Preparation
	and Manufacturing – 11.24%
33,000	Allergan, Inc.	$2,984,850
38,240	Novartis AG – ADR	2,933,391
58,626	Sanofi – ADR	2,968,234
		8,886,475

	Property and Casualty Insurance – 4.04%
65,652	American International Group, Inc.	3,192,657

	Rail Transportation – 1.84%
11,791	Canadian Pacific Railway Ltd. (b)	1,453,830

	Scientific Instrument Manufacturing – 1.41%
12,114	Thermo Fisher Scientific, Inc.	1,116,305

	Software Publishers – 11.22%
54,037	Check Point Software Technologies Ltd. (a)(b)	3,056,333
98,683	Microsoft Corp.	3,287,131
76,244	Oracle Corp.	2,529,013
		8,872,477

	Wireless Telecomm Carriers – 2.52%
56,682	Vodafone Group PLC – ADR	1,994,073

	TOTAL COMMON STOCKS
	(Cost $56,756,878)	67,821,734

	EXCHANGE-TRADED FUNDS – 2.45%

	Miscellaneous Investments (d)	1,936,995
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,401,069)	1,936,995

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Shares	SHORT-TERM INVESTMENTS – 11.75%	Value

9,293,367	First American Tax Free
	Obligations Fund – Class Z, 0.00% (e)(f)	$9,293,367
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $9,293,367)	9,293,367
	Total Investments in Securities
	(Cost $67,451,314) – 99.98%	79,052,096
	Other Assets in Excess of Liabilities – 0.02%	15,761
	TOTAL NET ASSETS – 100.00%	$79,067,857

SCHEDULE OF OPTIONS WRITTEN at September 30, 2013

OPTIONS WRITTEN
Options Written (d)	$33,600
TOTAL OPTIONS WRITTEN
(Premiums received $84,170)	$33,600

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Represents previously undisclosed securities which the Fund has held for less than one year.
(e)	Rate shown is the 7-day annualized yield as of September 30, 2013.
(f)	A portion of this security is pledged as collateral for written options.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares	COMMON STOCKS – 65.77%	Value

	Aerospace and Defense – 1.50%
2,074	Lockheed Martin Corp.	$264,539

	Automotive Parts and Accessories – Retail – 2.69%
5,764	Advance Auto Parts, Inc.	476,567

	Computer and Electronic
	Product Manufacturing – 10.38%
1,352	Apple, Inc.	644,566
15,109	NCR Corp. (a)	598,467
930	Samsung Electronics Co., Ltd. (c)	593,340
		1,836,373

	Conglomerates – 1.21%
1,887	Berkshire Hathaway, Inc. – Class B (a)	214,193

	Direct Health and Medical
	Insurance Carriers – 2.66%
5,600	Aflac, Inc.	347,144
240	Markel Corp. (a)	124,265
		471,409

	Drug Distribution – Wholesale – 2.80%
3,864	McKesson Corp.	495,751

	Drug Stores – 2.73%
8,525	CVS Caremark Corp.	483,794

	General Merchandise Stores – 2.57%
8,049	Dollar General Corp. (a)	454,446

	Internet Media – 2.16%
2,460	Baidu, Inc. – ADR (a)	381,743

	Oil and Gas Support Services – 7.05%
5,693	Apache Corp.	484,702
10,498	Halliburton Co.	505,479
2,490	Oil States International, Inc. (a)	257,615
		1,247,796

	Petroleum Refining – 3.14%
2,692	Chevron Corp.	327,078
3,952	Total SA – ADR	228,900
		555,978

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Shares		Value

	Pharmaceutical Preparation
	and Manufacturing – 9.22%
5,230	Allergan, Inc.	$473,054
963	Johnson & Johnson	83,482
6,973	Novartis AG – ADR	534,899
10,678	Sanofi – ADR	540,627
		1,632,062

	Property and Casualty Insurance – 3.28%
11,925	American International Group, Inc.	579,913

	Rail Transportation – 1.49%
2,132	Canadian Pacific Railway Ltd. (b)	262,876

	Scientific Instrument Manufacturing – 1.40%
2,687	Thermo Fisher Scientific, Inc.	247,607

	Software Publishers – 8.93%
9,260	Check Point Software Technologies Ltd. (a)(b)	523,746
17,778	Microsoft Corp.	592,185
13,994	Oracle Corp.	464,181
		1,580,112

	Wireless Telecomm Carriers – 2.56%
12,849	Vodafone Group PLC – ADR	452,028
	TOTAL COMMON STOCKS
	(Cost $9,168,533)	11,637,187

	PREFERRED STOCKS – 5.17%

	Closed-End Funds – 3.28%
9,532	GDL Fund – Series B	480,032
1,700	General American Investors Co., Inc. – Series B	42,976
5,698	Nuveen Connecticut Premium
	Income Municipal Fund – Series 2015	57,236
		580,244

	Investment Banking and Brokerage – 1.67%
14,811	Goldman Sachs Group, Inc. – Series B	295,479

	Utilities – 0.22%
2,000	SCE Trust II	38,300
	TOTAL PREFERRED STOCKS
	(Cost $900,340)	914,023

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Shares	ROYALTY TRUSTS – 2.15%	Value

	Oil and Gas Support Services – 2.15%
26,800	SandRidge Permian Trust	$380,828
	TOTAL ROYALTY TRUSTS
	(Cost $424,522)	380,828

	EXCHANGE-TRADED FUNDS – 2.35%

	Miscellaneous Investments (d)	416,272
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $333,829)	416,272

Principal
Amount	CORPORATE BONDS – 1.70%

	Automotive Parts and Accessories – Retail – 0.30%
	Advance Auto Parts, Inc.
$50,000	5.75%, 5/1/2020	53,253

	Industry Containers and Packaging – 0.60%
	Ball Corp.
100,000	5.75%, 5/15/2021	106,000

	Oil and Gas Support Services – 0.80%
	Oil States International, Inc.
133,000	6.50%, 6/1/2019	141,645
	TOTAL CORPORATE BONDS
	(Cost $307,244)	300,898

	MUNICIPAL BONDS – 5.89%

	California Health Facilities Financing Authority, Revenue
	Bonds, Persons with Developmental Disabilities
80,000	7.11%, 2/1/2021, Series 2011B	84,730
65,000	7.875%, 2/1/2026, Series 2011B	71,406
		156,136
	California State, General Obligation, Highway Safety,
	Traffic Reduction, Air Quality and Port Security Bonds
65,000	6.509%, 4/1/39, Series 2009B	69,283

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Principal
Amount	MUNICIPAL BONDS – 5.89%, Continued	Value
	California State, General Obligation, Various Purpose
$125,000	6.20%, 10/1/2019	$147,171
25,000	5.60%, 11/1/2020	28,383
75,000	6.65%, 3/1/2022, Series 2010	89,711
420,000	7.95%, 3/1/2036, Series 2010	486,721
		751,986
	California State, Veterans General Obligation,
	Various Purpose
15,000	4.90%, 12/1/2025, Series CB (AMT)	15,255
	State of Michigan, General Obligation,
	School Loan and Refunding Bonds
40,000	6.95%, 11/1/2020, Series 2009A	49,460
	TOTAL MUNICIPAL BONDS
	(Cost $1,087,831)	1,042,120

Shares	SHORT-TERM INVESTMENTS – 17.02%
3,010,345	First American Tax Free
	Obligations Fund – Class Z, 0.00% (e)	3,010,345
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,010,345)	3,010,345
	Total Investments in Securities
	(Cost $15,232,644) – 100.05%	17,701,673
	Liabilities in Excess of Other Assets – (0.05)%	(8,662)
	TOTAL NET ASSETS – 100.00%	$17,693,011

ADR	American Depositary Receipt
AMT	Alternative Minimum Tax
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Represents previously undisclosed securities which the Fund has held for less than one year.
(e)	Rate shown is the 7-day annualized yield as of September 30, 2013.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2013

		Scharf Balanced
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified
cost $67,451,314 and $15,232,644, respectively)	$79,052,096	$17,701,673
Receivables:
Fund shares issued	358,841	—
Dividends and interest	34,288	24,211
Dividend tax reclaim	401	1,197
Prepaid expenses	18,862	10,380
Total assets	79,464,488	17,737,461
LIABILITIES
Options written, at value
(proceeds $84,170 and $0, respectively)	33,600	—
Payables:
Investments purchased	226,212	—
Fund shares redeemed	26,231	—
Advisory fees	54,883	2,385
Administration and fund accounting fees	18,416	13,783
Audit fees	18,000	15,400
Transfer agent fees and expenses	5,667	3,315
Custody fees	4,080	1,130
Shareholder reporting	3,739	1,753
Legal fees	3,163	3,913
Chief Compliance Officer fee	1,500	1,500
Accrued other expenses	1,140	1,271
Total liabilities	396,631	44,450
NET ASSETS	$79,067,857	$17,693,011
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$79,067,857	$17,693,011
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	2,438,182	651,531
Net asset value, offering and redemption price per share	$32.43	$27.16
COMPOSITION OF NET ASSETS
Paid-in capital	$68,055,506	$15,151,254
Undistributed net investment income	61,148	71,057
Accumulated net realized gain/(loss)
from investments, foreign currency, and options	(700,149)	1,671
Net unrealized appreciation on:
Investments and foreign currency	11,600,782	2,469,029
Written options	50,570	—
Net unrealized appreciation on investments,
foreign currency, and options	11,651,352	2,469,029
Net assets	$79,067,857	$17,693,011

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Period Ended September 30, 2013

		Scharf Balanced
	Scharf Fund	Opportunity Fund*
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance fees
of $32,176 and $6,048, respectively)	$751,372	$160,699
Interest	62	35,399
Total income	751,434	196,098
Expenses
Advisory fees (Note 4)	526,320	103,170
Adminstration and fund accounting fees (Note 4)	58,866	40,545
Shareholder servicing fees (Note 5)	53,164	10,421
Registration fees	32,733	14,684
Custody fees (Note 4)	24,119	5,391
Transfer agent fees and expenses (Note 4)	22,685	9,444
Audit fees	18,000	15,400
Legal fees	11,563	5,549
Chief Compliance Officer fee (Note 4)	7,749	4,751
Trustee fees	5,844	2,746
Tax Expense	4,932	—
Miscellaneous expenses	4,802	2,841
Reports to shareholders	3,931	1,765
Insurance expense	3,502	1,725
Total expenses	778,210	218,432
Less: advisory fee waiver (Note 4)	(113,665)	(93,377)
Net expenses	664,545	125,055
Net investment income	86,889	71,043

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain/(loss) on:
Investments	(580,981)	27,625
Purchased options	(109,552)	(25,940)
Net change in unrealized appreciation on:
Investments	9,999,080	1,518,520
Purchased options	40,533	—
Written options	50,570	—
Net realized and unrealized gain on investments and options	9,399,650	1,520,205
Net Increase in Net Assets Resulting from Operations	$9,486,539	$1,591,248

*  Commencement of operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

		December 30, 2011**
	Year Ended	to
	September 30, 2013	September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$86,889	$97,338
Net realized gain/(loss) from investments and options	(690,533)	56,698
Net change in unrealized appreciation/(depreciation) on:
Investments	9,999,080	1,601,702
Purchased options	40,533	(40,533)
Written options	50,570	—
Net increase in net assets resulting from operations	9,486,539	1,715,205
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(123,005)	—
From net realized gain on investments	(66,388)	—
Total distributions to shareholders	(189,393)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	31,892,359	36,163,147
Total increase in net assets	41,189,505	37,878,352
NET ASSETS
Beginning of period	37,878,352	—
End of period	$79,067,857	$37,878,352
Undistributed net investment income	$61,148	$97,338

(a)	A summary of share transactions is as follows:

			December 30, 2011**
	Year Ended		to
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,606,212	$47,382,499	1,430,497	$37,536,466
Shares issued on
reinvestments of distributions	6,787	186,573	—	—
Shares redeemed*	(553,897)	(15,676,713)	(51,417)	(1,373,319)
Net increase	1,059,102	$31,892,359	1,379,080	$36,163,147
* Net of redemption fees of		$7,389		$2,290

**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2012*
to
September 30, 2013
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$71,043
Net realized gain from investments and options	1,685
Net change in unrealized appreciation on investments	1,518,520
Net increase in net assets resulting from operations	1,591,248
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	16,101,763
Total increase in net assets	17,693,011
NET ASSETS
Beginning of period	—
End of period	$17,693,011
Undistributed net investment income	$71,057

(a)	A summary of share transactions is as follows:
	December 31, 2012*
	to
	September 30, 2013
	Shares	Paid-in Capital
Shares sold	416,051	$10,538,650
Shares issued in connection with transfer in kind	294,517	7,068,400
Shares redeemed	(59,037)	(1,505,287)
Net increase	651,531	$16,101,763

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

		December 30, 2011*
	Year Ended	to
	September 30, 2013	September 30, 2012

Net asset value, beginning of period	$27.47	$24.00

Income from investment operations:
Net investment income^	0.05	0.14
Net realized and unrealized
gain on investments and options	5.02	3.33
Total from investment operations	5.07	3.47
Less distributions:
From net investment income	(0.07)	—
From net realized gain on investments	(0.04)	—
Total distributions	(0.11)	—
Paid-in capital from redemption fees^#	0.00	0.00
Net asset value, end of period	$32.43	$27.47

Total return	18.55%	14.46	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$79,068	$37,878
Ratio of expenses to average net assets:
Before fee waivers	1.46%	1.88	%†
After fee waivers	1.25%	1.25	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	(0.05)%	0.07	%†
After fee waivers	0.16%	0.70	%†
Portfolio turnover rate	36.51%	21.75	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	December 31, 2012*
	to
	September 30, 2013
Net asset value, beginning of period	$24.00

Income from investment operations:
Net investment income	0.13	^
Net realized and unrealized gain on investments and options	3.03
Total from investment operations	3.16

Paid-in capital from redemption fees	0.00	^#
Net asset value, end of period	$27.16

Total return	13.17	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$17,693
Ratio of expenses to average net assets:
Before fee waivers	2.10	%†
After fee waivers	1.20	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	(0.22	)%†
After fee waivers	0.68	%†
Portfolio turnover rate	23.01	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013

NOTE 1 – ORGANIZATION

The Scharf Fund and the Scharf Balanced Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Scharf Fund is to seek long-term capital appreciation.  The investment objective of the Scharf Balanced Opportunity Fund is to seek long-term capital appreciation and income.  The Scharf Fund commenced operations on December 30, 2011.  The Scharf Balanced Opportunity Fund commenced operations on December 31, 2012, prior to which, its only activity was a transfer in kind of the securities.  This transfer in kind was nontaxable, whereby the Fund issued 294,517 shares on December 31, 2012.  A fair value and cost of securities received by the Fund was $7,068,400 and $6,117,891, respectively.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Scharf Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2012, or expected to be taken in the Fund’s 2013 tax returns.  Management has analyzed the Scharf Balanced Opportunity’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the period ended September 30, 2013, the Funds made the following permanent tax adjustments on the statement of assets and liabilities:

	Undistributed	Accumulated Net
	Net Investment	Realized
	Income/(Loss)	Gain/(Loss)
Scharf Fund	$(74)	$74
Scharf Balanced Opportunity Fund	14	(14)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Balanced Opportunity Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. During the year ended September 30, 2013, the Scharf Fund retained $7,389 in redemption fees.

G.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Funds’ custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

As of September 30, 2013, the location of derivatives in the statements of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Scharf Fund

Derivative Type	Statements of Assets and Liabilities Location	Value
Equity Contracts	Options written, at fair value	$(33,600)
Equity Contracts	Net Assets – net unrealized
	appreciation on written options	50,570

The effect of derivative instruments on the statements of operations for the period ended September 30, 2013 is as follows:

Derivative Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(109,552)
Equity Contracts	Change in unrealized appreciation
	on purchased options	40,533
Equity Contracts	Change in unrealized appreciation on
	written options	50,570

Scharf Balanced Opportunity Fund

Derivative Type	Location of Loss on Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(25,940)

The average monthly market values of purchased and written options during the period ended September 30, 2013 for the Scharf Fund was $12,298 and $34,153, respectively.

The average monthly market value of purchased options during the period ended September 30, 2013 for the Scharf Balanced Opportunity Fund was $2,269.

Transactions in written options contracts for the period ended September 30, 2013, are as follows:

Scharf Fund
	Contracts	Premiums Received
Beginning balance	—	$—
Options written	93	102,825
Options exercised	(85)	(18,655)
Outstanding at September 30, 2013	8	$84,170

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of September 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Fixed Income Securities: Debt securities, such as corporate bonds, asset backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2013:

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Scharf Fund

Assets:	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,754,071	$—	$—	$2,754,071
Consumer Staples	3,068,416	—	—	3,068,416
Defense	1,865,801	—	—	1,865,801
Energy	7,462,975	—	—	7,462,975
Finance and Insurance	7,148,227	—	—	7,148,227
Healthcare	12,142,952	—	—	12,142,952
Industrial	1,453,830	—	—	1,453,830
Information Technology	22,310,398	—	—	22,310,398
Manufacturing	1,622,667	—	—	1,622,667
Mining	2,998,886	—	—	2,998,886
Retail Trade	2,999,438	—	—	2,999,438
Telecommunications	1,994,073	—	—	1,994,073
Total Common Stocks	67,821,734	—	—	67,821,734
Exchange-Traded Funds	1,936,995	—	—	1,936,995
Short-Term Investments	9,293,367	—	—	9,293,367
Total Investments in Securities	$79,052,096	$—	$—	$79,052,096
Liabilities:
Options Written	$33,600	$—	$—	$33,600
Total Liabilities	$33,600	$—	$—	$33,600

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Scharf Balanced Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$476,567	$—	$—	$476,567
Consumer Staples	483,794	—	—	483,794
Defense	264,539	—	—	264,539
Energy	1,061,456	—	—	1,061,456
Finance and Insurance	1,265,515	—	—	1,265,515
Healthcare	2,375,420	—	—	2,375,420
Industrial	262,876	—	—	262,876
Information Technology	3,798,228	—	—	3,798,228
Manufacturing	257,615	—	—	257,615
Mining	484,702	—	—	484,702
Retail Trade	454,447	—	—	454,447
Telecommunications	452,028	—	—	452,028
Total Common Stocks	11,637,187	—	—	11,637,187
Preferred Stocks
Closed-End Funds	580,244	—	—	580,244
Finance and Insurance	295,479	—	—	295,479
Utilities	38,300	—	—	38,300
Total Preferred Stocks	914,023	—	—	914,023
Royalty Trust
Mining	380,828	—	—	380,828
Total Royalty Trust	380,828	—	—	380,828
Exchange-Traded Funds	416,272	—	—	416,272
Fixed Income
Corporate Bonds	—	300,898	—	300,898
Municipal Bonds	—	1,042,120	—	1,042,120
Total Fixed Income	—	1,343,018	—	1,343,018
Short-Term Investments	3,010,345	—	—	3,010,345
Total Investments in Securities	$16,358,655	$1,343,018	$—	$17,701,673

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at September 30, 2013, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the period ended September 30, 2013.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

New Accounting Pronouncement:  In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Funds are currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the period ended September 30, 2013, the Scharf Fund and the Scharf Balanced Opportunity Fund incurred $526,320 and $103,170, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Scharf Fund and the Scharf Balanced Opportunity Fund’s aggregate annual operating expenses to 1.25% and 1.20%, respectively, of average daily net assets of the Funds.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended September 30, 2013, the Adviser reduced its fees in the amount of $113,665 for the Scharf Fund and $93,371 for the Scharf Balanced Opportunity Fund.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

The expense limitation will remain in effect through at least January 27, 2014, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

		Scharf Balanced
Scharf Fund		Opportunity Fund
Year	Amount	Year	Amount
2015	$88,081	2016	$93,377
2016	113,665		$93,377
	$201,746

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the period ended September 30, 2013, the Funds incurred the following expenses for administration and fund accounting, custody, transfer agency, and Chief Compliance Officer fees:

		Scharf Balanced
	Scharf Fund	Opportunity Fund
Administration and Fund Accounting	$58,866	$40,545
Custody	24,119	5,391
Transfer Agency (a)	14,358	7,751
Chief Compliance Officer	7,749	4,751

(a)	Does not include out-of-pocket expenses

At September 30, 2013, the Funds had payables due to USBFS for administration and fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees, in the following amounts:

		Scharf Balanced
	Scharf Fund	Opportunity Fund
Administration and Fund Accounting	$18,416	$13,783
Custody	4,080	1,130
Transfer Agency (a)	3,700	2,614
Chief Compliance Officer	1,500	1,500

(a)	Does not include out-of-pocket expenses

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the period ended September 30, 2013, the Scharf Fund and the Scharf Balanced Opportunity Fund incurred shareholder servicing fees of $53,164 and $10,421, respectively, under the Agreement.

NOTE 6 – LINES OF CREDIT

The Scharf Fund and the Scharf Balanced Opportunity Fund had lines of credit in the amount of $6,000,000 and $1,000,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the period ended September 30, 2013, the Scharf Fund and the Scharf Balanced Opportunity Fund did not draw upon their lines of credit.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2013, the cost of purchases and the proceeds from sales of securities (excluding options and short-term securities) for the Scharf Fund were $46,577,278 and $17,342,722, respectively.

For the period ended September 30, 2013, the cost of purchases, including in-kind purchase transactions, and the proceeds from sales of securities (excluding options and short-term securities) for the Scharf Balanced Opportunity Fund were $14,727,938 and $2,525,685, respectively.

There were no purchases or sales of long-term U.S. Government securities.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2013 the components of accumulated earnings/(losses) on a tax basis were as follows:

		Scharf Balanced
	Scharf Fund	Opportunity Fund
Cost of investments	$67,598,178	$15,241,355
Gross tax unrealized appreciation	12,247,148	2,606,034
Gross tax unrealized depreciation	(793,230)	(145,716)
Net tax unrealized appreciation	11,453,918	2,460,318
Undistributed ordinary Income	61,148	71,057
Undistributed long-term capital gains	—	10,382
Total distributable earnings	61,148	81,439
Other accumulated gains/(losses)	(502,715)	—
Total accumulated earnings/(losses)	$11,012,351	$2,541,757

The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2013, the Scharf Fund had capital loss carryforwards as follows:

Short-Term
Capital Loss Carryover
$(17,433)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2013, the Scharf Fund deferred, on a tax basis, post-October losses of $535,852.

The tax character of distributions paid during the periods ended September 30, 2013 and September 30, 2012 was as follows:

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Scharf Fund
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Ordinary income	$189,393	$ —

The Scharf Balanced Opportunity Fund did not make a distribution during the period ended September 30, 2013.

Ordinary income distributions may include short-term capital gains.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Scharf Funds

We have audited the accompanying statements of assets and liabilities of the Scharf Fund and the Scharf Balanced Opportunity Fund (each a “Fund and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2013, and with respect to the Scharf Fund, the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period December 30, 2011 (commencement of operations) to September 30, 2012, with respect to the Scharf Balanced Opportunity Fund, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 31, 2012 (commencement of operations) to September 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scharf Fund and the Scharf Balanced Opportunity Fund, as of September 30, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2013

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2013 (Unaudited)

For the period ended September 30, 2013, the Scharf Fund designated $189,393 as ordinary income for purposes of the dividends paid deduction.

For the period ended September 30, 2013, certain dividends paid by the Scharf Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended September 30, 2013 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the period ended September 30, 2013 was 35.05%.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operation of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	2	Trustee,
(age 77)		term since	Consultant and former		Advisors
615 E. Michigan Street		February	Executive Vice President		Series Trust
Milwaukee, WI 53202		1997.	and Chief Operating		(for series not
			Officer of ICI Mutual		affiliated with
			Insurance Company		the Funds);
			(until January 1997).		Trustee, The
Forward Funds
(33 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 79)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series not
affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	2	Trustee,
(age 73)		term since	Vice President, Federal		Advisors
615 E. Michigan Street		February	Home Loan Bank of		Series Trust
Milwaukee, WI 53202		1997.	San Francisco.		(for series not
affiliated with
the Funds).
Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	2	Trustee,
(age 66)	Trustee	term since	Bancorp Fund Services,		Advisors
615 E. Michigan Street		September	LLC (May 1991 to		Series Trust
Milwaukee, WI 53202		2008.	present).		(for series not
affiliated with
the Funds).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund
(age 66)	Chief Executive	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance and
(age 46)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive Officer	June 2003.	Services, LLC (March 1997 to present).
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and
(age 52)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial Officer	December 2007.	Services, LLC (October 1998 to
Milwaukee, WI 53202			present).

Kevin Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 42)	Treasurer	term since	and Administration, U.S. Bancorp
615 E. Michigan Street		September 2013.	Fund Services, LLC (June 2005 to
Milwaukee, WI 53202			present).

Albert Sosa	Assistant	Indefinite	Officer, Compliance and
(age 42)	Treasurer	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street		September 2013.	Services, LLC (June 2004 to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp
(age 56)	Chief Compliance	term since	Fund Services, LLC (February 2008 to
615 E. Michigan Street	Officer and	September 2009.	present); General Counsel/Controller,
Milwaukee, WI 53202	AML Officer		Steinhafels, Inc. (September 1995 to
February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 48)		term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		June 2007.	(May 2006 to present).
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2013, the Trust is comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available upon request by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Scharf Investments, LLC
5619 Scotts Valley Drive, Suite 140
Scotts Valley, CA  95066

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
77 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$27,200	$11,900
Audit-Related Fees	N/A	N/A
Tax Fees	$6,200	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
             Douglas G. Hess, President

Date  12/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
             Douglas G. Hess, President

Date  12/6/13

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date  12/6/13

* Print the name and title of each signing officer under his or her signature